RULE 497(e)
                                                        Registration No. 2-89264



                               [GRAPHIC OMITTED]
                                 VICTORY FUNDS

                                  PROSPECTUS
                               [GRAPHIC OMITTED]



The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.


                                                            NEW YORK DAILY
                                                           TAX FREE INCOME
                                                                FUND, INC.

Call Victory at:                                           September 1, 1999
800-539-FUND (800-539-3863)

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PROSPECTUS                                                   September 1, 1999
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NEW YORK DAILY TAX FREE INCOME FUND, INC.

Victory Class of Shares - distributed through Key Trust

================================================================================

         A money market fund whose investment objectives are to seek as high a level of current income exempt from regular Federal income tax and, to the extent possible, from New York State and New York City income taxes, as is believed to be consistent with preservation of capital, maintenance of liquidity and stability of principal.


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                                TABLE OF CONTENTS


Risk/Return Summary: Investments,             Management, Organization and
  Risks and Performance                  3    Capital Structure               8
Risk/Return Summary: Fee Table           5    Shareholder Information         8
Investment Objectives, Principal              Tax Consequences                13
  Investment Strategies and                   Distribution Arrangements       14
  Related Risks                          6    Financial Highlights            16

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           I. RISK/RETURN SUMMARY: INVESTMENTS, RISKS, AND PERFORMANCE
--------------------------------------------------------------------------------

Investment Objectives

The Fund seeks as high a level of current income, exempt from regular Federal income tax and to the extent possible, from New York State and New York City income taxes, as is believed to be consistent with preservation of capital, maintenance of liquidity, and stability of principal. There can be no assurance that the Fund will achieve its investment objectives.

Principal Investment Strategies

The Fund intends to achieve its investment objectives by investing principally in short-term, high quality, debt obligations of:

(i)       New York, and its political subdivisions;

(ii) Puerto Rico and other United States Territories, and their political subdivisions; and

(iii)     other states.

These debt obligations are collectively referred to throughout this Prospectus as Municipal Obligations.

The Fund is a money market fund and seeks to maintain an investment portfolio with a dollar-weighted average maturity of 90 days or less, to value its investment portfolio at amortized cost and to maintain a net asset value of $1.00 per share.

The Fund also invests in Participation Certificates purchased from banks in New York Municipal Obligations, including industrial revenue bonds. Participation Certificates evidence ownership of an interest in the underlying Municipal Obligations and are purchased from banks, insurance companies or other financial institutions. IRBs are bonds that public authorities issue to provide funding for various privately operated industrial facilities. In most cases, IRBs refer to revenue bonds which unlike general obligation bonds are generally not secured by the faith, credit and taxing power of the issuer.

Principal Risks

o Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

o The value of the Fund's shares and the securities held by the Fund can each decline in value.

o An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other governmental agency.

o Because the Fund intends to concentrate in New York Municipal Obligations, including Participation Certificates therein, investors should also consider the greater risk of the Fund's concentration versus the safety that comes with a less concentrated investment portfolio.

o Because the Fund invests in Participation Certificates, investors should understand the characteristics of the banking industry and the risks that such investments may entail.

o An investment in the Fund should be made with an understanding of the risks which an investment in New York Municipal Obligations may entail. Payment of interest and preservation of capital are dependent upon the continuing ability of New York issuers and/or obligators of state, municipal and public authority debt obligations to meet their payment obligations. Unfavorable political or economic conditions within New York can affect the credit quality of issuers located in that state. Risk factors affecting the State of New York are described in "New York Risk Factors" in the Statement of Additional Information.

Risk/Return Bar Chart And Table

The following bar chart and table may assist you in your decision to invest in the Fund. The bar chart shows the change in the annual total returns of the Fund's Class A shares over the last 10 calendar years. The table shows the average annual total returns for the last one, five and ten year periods. The table also includes the Class A shares' average annual total return since inception. The chart and table show returns for a Class that is not offered by this Prospectus. The Class presented has substantially similar annual returns because the shares are invested in the same portfolio of securities and the annual returns differ only to the extent that the Classes do not have the same expenses. While analyzing this information, please note that the Fund's past performance is not an indicator of how the Fund will perform in the future. The current 7-day yield for the Class A shares may be obtained by calling the Fund toll-free at 1-800-221-3079.

New York Daily Tax Free Income Fund, Inc. - Class A Shares (1)(2)(3)(4)

[GRAPHIC OMITTED]

Calendar Year            % Total Return
=============            ==============

1998                          2.66%
1997                          2.92%
1996                          2.80%
1995                          3.21%
1994                          2.28%
1993                          1.88%
1992                          2.60%
1991                          4.25%
1990                          5.14%
1989                          5.57%


(1) The Chart shows returns for Class A shares of the Fund (which are not offered by this Prospectus) since as of December 31, 1998, there were no Victory shares issued by the Fund. All Classes of the Fund will have substantially similar annual returns because the shares are invested in the same portfolio of securities and the annual returns differ only to the extent that the Classes do not have the same expenses. If the expenses of the Victory Class are higher than the Class A shares, then your annual return may be lower.

(2) The year-to-date return for the Class A shares as of June 30, 1999 was 1.12%.

(3) The highest quarterly return was 1.45% for the quarter ending June 30, 1989; the lowest quarterly return was .43% for the quarter ended March 31, 1994.

(4) Participating Organizations may charge a fee to investors for purchasing and redeeming shares. Therefore, the net return to such investors may be less than if they had invested in the Fund directly.

Average Annual Total Returns - For the periods ended December 31, 1998


                                                      Class A

One Year                                               2.66%
Five Years                                             2.78%
Ten Years                                              3.32%
Average Annual Total Return Since Inception*           3.69%

* Inception is June 12, 1984 for Class A Shares.

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                                FEE TABLE
--------------------------------------------------------------------------------

This table describes the fees and expenses that you may pay if you buy and hold Victory shares of the Fund.

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)


                                                        Victory Shares

Management Fees..................................              .30%
Distribution and Service (12b-1) Fees............              .20%
Other Expenses *.................................              .35%
  Administration Fees............................     .21%
                                                               ------

Total Annual Fund Operating Expenses.............              .85%


* Estimated because there were no Victory shares issued during the year ended December 31, 1998.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other money market funds.

Assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. Also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                           1 year       3 years     5 years      10 years
                           ------       -------     -------      --------

        Victory Shares:      $87         $271         $471        $1,049

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--------------------------------------------------------------------------------
  II. INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS
--------------------------------------------------------------------------------

Investment Objectives

The Fund is a short-term, tax-exempt money market fund whose investment objectives are to seek as high a level of current income, exempt from regular Federal income tax and to the extent possible, from New York State and New York City income taxes, consistent with preservation of capital, maintenance of liquidity and stability of principal.

The investment objectives of the Fund described in this section may only be changed upon the approval of the holders of a majority of the outstanding shares of the Fund that would be affected by such a change.

Principal Investment Strategies

Generally

The Fund will invest primarily (i.e., at least 80%) in short-term, high quality, debt obligations which include:

(i) New York Municipal Obligations issued by or on behalf of the State of New York or any New York local governments, or their instrumentalities, authorities or districts;

(ii) Territorial Municipal Obligations issued by or on behalf of Puerto Rico and the Virgin Islands or their instrumentalities, authorities, agencies and political subdivisions; and

(iii) Municipal Obligations issued by or on behalf of other states, their authorities, agencies, instrumentalities and political subdivisions.

The Fund will also invest in Participation Certificates in Municipal Obligations. Participation Certificates represent the Fund's interest in a Municipal Obligation that is held by another entity (i.e. banks, insurance companies or other financial institutions). Instead of purchasing a Municipal Obligation directly, the Fund purchases and holds an undivided interest in a Municipal Obligation that is held by a third party. The Fund's interest in the underlying municipal obligation is proportionate to the Fund's participation interest. These "Participation Certificates," in the opinion of Battle Fowler LLP, counsel to the Fund, cause the Fund to be treated as the owner of an interest in the underlying Municipal Obligations for Federal income tax purposes.

The Fund may invest more than 25% of its assets in Participation Certificates purchased from banks in New York Municipal Obligations, including industrial revenue bonds.

Although the Fund will attempt to invest 100% of its total assets in Municipal Obligations and Participation Certificates, the Fund reserves the right to invest up to 20% of its total assets in taxable securities, the interest income on which is subject to Federal, state and local income tax. Included in the same 20% of total assets in taxable securities, the Fund may also purchase securities and Participation Certificates whose interest income may be subject to the Federal alternative minimum tax. The kinds of taxable securities in which the Fund may invest are limited to short-term, fixed income securities as more fully described in "Description of the Fund and Its Investments and Risks - Taxable Securities" in the Statement of Additional Information.

To the extent suitable New York Municipal Obligations and Territorial Municipal Obligations are not available for investment by the Fund, the Fund may purchase Municipal Obligations issued by other states, their agencies and instrumentalities. The dividends these investors receive will be designated by the Fund as derived from interest income that will be, in the opinion of bond counsel to the issuer at the date of issuance, exempt from regular Federal income tax, but will be subject to New York income tax.

The Fund will invest at least 65% of its total assets in New York Municipal Obligations, although the exact amount may vary from time to time. As a temporary defensive measure the Fund may, from time to time, invest in securities that are inconsistent with its principal investment strategies in an attempt to respond to adverse market, economic, political or other conditions as determined by the Fund's investment adviser. These securities may cause the Fund to distribute income subject to Federal and/or New York State and City income taxes. Such a temporary defensive position may cause the Fund to not achieve its investment objectives.

With respect to 75% of its total assets, the Fund shall invest not more than 5% of its total assets in Municipal Obligations or Participation Certificates issued by a single issuer. The Fund shall not invest more than 5% of its total assets in Municipal Securities or Participation Certificates issued by a single issuer unless the Municipal Obligations are of the highest quality.

With respect to 75% of its total assets, the Fund shall invest not more than 10% of its total assets in Municipal Obligations or Participation Certificates backed by a demand feature or guarantee from the same institution.

The Fund's investments may also include "when-issued" Municipal Obligations and stand-by commitments.

The Fund's investment manager considers the following factors when buying and selling securities for the portfolio: (i) availability of cash, (ii) redemption requests, (iii) yield management, and (iv) credit management. The Fund may hold uninvested cash reserves pending investment and reserves the right to borrow up to 15% of the Funds total assets for temporary purposes from banks.

In order to maintain a share price of $1.00, the Fund must comply with certain industry regulations. The Fund will only invest in securities that are denominated in United States dollars. Other requirements pertain to the maturity and credit quality of the securities in which the Fund may invest. The Fund will only invest in securities that have or are deemed to have a remaining maturity of 397 days or less. Also, the average maturity for all securities contained in the Fund, on a dollar-weighted basis, will be 90 days or less.

The Fund will only invest in either securities that have been rated (or whose issuers have been rated) in the two highest short-term rating categories by nationally recognized statistical rating organizations, or are unrated securities but that have been determined by the Fund's Board of Directors to be of comparable quality.

Subsequent to its purchase by the Fund, the quality of an investment may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. If this occurs, the Board of Directors of the Fund shall reassess the security's credit risks and shall take such action as it determines is in the best interest of the Fund and its shareholders. Reassessment is not required, however, if the security is disposed of or matures within five business days of the Manager becoming aware of the new rating and provided further that the Board of Directors is subsequently notified of the Manager's actions.

For a more detailed description of (i) the securities that the Fund will invest in, (ii) fundamental investment restrictions, and (iii) industry regulations governing credit quality and maturity, please refer to the Statement of Additional Information.

Risks

The Fund complies with industry-standard requirements on the quality, maturity and diversification of its investments, which are designed to help maintain a $1.00 share price. A significant change in interest rates or a default on the Fund's investments could cause its share price (and the value of your investment) to change.

By investing in liquid, short-term, high quality investments that have high quality credit support from banks, insurance companies or other financial institutions (i.e. Participation Certificates and other variable rate demand instruments), the Fund's management believes that it can protect the Fund against credit risks that may exist on long-term Municipal Obligations. The Fund may still be exposed to the credit risk of the institution providing the investment. Changes in the credit quality of the provider could affect the value of the security and your investment in the Fund.

Because of the Fund's concentration in investments in New York Municipal Obligations, the safety of an investment in the Fund will depend substantially upon the financial strength of New York and its political subdivisions. Economic difficulties and adverse determination of litigation involving State Finances may have a material adverse effect upon the ability of the issuers to make payments of interest.

The primary purpose of investing in a portfolio of New York Municipal Obligations is the special tax treatment accorded New York resident individual investors. Payment of interest and preservation of principal, however, are dependent upon the continuing ability of the New York issuers and/or obligors of state, municipal and public authority debt obligations to meet their obligations thereunder. Investors should consider the greater risk of the Fund's concentration versus the safety that comes with a less concentrated investment portfolio and should compare yields available on portfolios of New York issues with those of more diversified portfolios, including out-of-state issues, before making an investment decision.

Because the Fund may concentrate in Participation Certificates, which may be secured by bank letters of credit or guarantees, an investment in the Fund should be made with an understanding of the characteristics of the banking industry and the risks which such an investment may entail. These characteristics and risks include extensive governmental regulations, changes in the availability and cost of capital funds, and general economic conditions (see "Variable Rate Demand Instruments and Participation Certificates" in the Statement of Additional Information). These factors may limit both the amounts and types of loans and other financial commitments that may be made and interest rates and fees may be charged. The profitability of this industry is largely dependent upon the availability and cost of capital funds for the purpose of financing lending operations under prevailing money market conditions. Also, general economic conditions play an important part in the operations of this industry and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank's ability to meet its obligations under a letter of credit.

As the Year 2000 approaches, an issue has emerged regarding how existing application software programs and operating systems can accommodate this date value. Failure to adequately address this issue could have potentially serious repercussions. The investment adviser is in the process of working with the Fund's service providers to prepare for the Year 2000. Based on information currently available, the investment adviser does not expect that the Fund will incur material costs to be Year 2000 compliant. Although the investment adviser does not anticipate that the Year 2000 issue will have a material impact on the Fund's ability to provide service at current levels, there can be no assurance that steps taken in preparation for the Year 2000 will be sufficient to avoid an adverse impact on the Fund. The Year 2000 problem may also adversely affect issuers of the securities contained in the Fund, to varying degrees based upon various factors, and thus may have a corresponding adverse affect on the Fund's performance. The investment adviser is unable to predict what affect, if any, the Year 2000 problem will have on such issuers. At this time, it is generally believed that municipal issuers may be more vulnerable to Year 2000 issues or problems than will other issuers.

--------------------------------------------------------------------------------
               III. MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE
--------------------------------------------------------------------------------

The Fund's investment adviser is Reich & Tang Asset Management L.P. (the "Manager"). The Manager's principal business office is located at 600 Fifth Avenue, New York, NY 10020. As of July 31, 1999, the Manager was the investment manager, adviser or supervisor with respect to assets aggregating in excess of $13.9 billion. The Manager has been an investment adviser since 1970 and currently is manager of eighteen other registered investment companies. The Manager also advises pension trusts, profit-sharing trusts and endowments.

Pursuant to the Investment Management Contract, the Manager manages the Fund's portfolio of securities and makes decisions with respect to the purchase and sale of investments, subject to the general control of the Board of Directors of the Fund. Pursuant to the Investment Management Contract, the Fund pays the Manager a fee equal to .30% per annum of the Fund's average daily net assets for managing the Fund's investment portfolio and performing related services.

Pursuant to the Administrative Services Contract, the Manager performs clerical, accounting supervision and office service functions for the Fund. The Manager provides the Fund with the personnel to perform all other clerical and accounting type functions not performed by the Manager. For its services under the Administrative Services Contract, the Fund pays the Manager a fee equal to
 .21% per annum of the Fund's average daily net assets.

The Manager, at its discretion, may voluntarily waive all or a portion of the investment management fee and the administrative services fee. Any portion of the total fees received by the Manager may be used to provide shareholder services and for distribution of Fund shares.

In addition, Reich & Tang Distributors, Inc., the Distributor, receives a servicing fee equal to .20% per annum of the average daily net assets of the Victory shares of the Fund under the Shareholder Servicing Agreement. The fees are accrued daily and paid monthly. Investment management fees and operating expenses, which are attributable to all Classes of shares of the Fund, will be allocated daily to each Class of shares based on the percentage of shares outstanding for each Class at the end of the day.

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                       IV. SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

Victory shares have been created for the primary purpose of providing a New York tax-free money market fund product for shareholders of certain funds distributed by Key Trust Company ("Key Trust"). Shares of the Fund, other than Victory shares, are offered pursuant to a separate Prospectus. Victory shares are identical to other shares of the Fund, with respect to investment objectives and yield, but differ with respect to certain other matters, including shareholder services and purchase and redemption of shares.

The Fund sells and redeems its shares on a continuing basis at their net asset value and does not impose a charge for either sales or redemptions. All transactions in Fund shares are effected through the Fund's transfer agent, who accepts orders for purchases and redemptions from Participating Organizations ("discussed herein") and from investors directly.

Pricing of Fund Shares

The net asset value of each Class of the Fund's shares is determined as of 12 noon, New York City time, on each Fund Business Day. Fund Business Day means weekdays (Monday through Friday) except days on which the New York Stock Exchange is closed for trading (i.e. national holidays). The net asset value of a Class is computed by dividing the value of the Fund's net assets for such Class (i.e., the value of its securities and other assets less its liabilities, including expenses payable or accrued, but excluding capital stock and surplus) by the total number of shares outstanding for such Class. The Fund intends to maintain a stable net asset value at $1.00 per share although there can be no assurance that this will be achieved.

The Fund's portfolio securities are valued at their amortized cost in compliance with the provisions of Rule 2a-7 under the 1940 Act. Amortized cost valuation involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If fluctuating interest rates cause the market value of the Fund's portfolio to deviate more than 1/2 of 1% from the value determined on the basis of amortized cost, the Board of Directors will consider whether any action should be initiated. Although the amortized cost method provides certainty in valuation, it may result in periods during which the value of an instrument is higher or lower than the price an investment company would receive if the instrument were sold.

Shares are issued as of the first determination of the Fund's net asset value per share for each Class made after acceptance of the investor's purchase order. In order to maximize earnings on its portfolio, the Fund normally has its assets as fully invested as is practicable. Many securities in which the Fund invests require the immediate settlement in funds of Federal Reserve member banks on deposit at a Federal Reserve Bank (commonly known as "Federal Funds"). Accordingly, the Fund does not accept an account application or invest an investor's payment in portfolio securities until the payment is converted into Federal Funds. Shares are issued as of 12 noon, Eastern time, on any Fund Business Day on which an order for the shares and accompanying Federal Funds are received by the Fund's transfer agent before 12 noon. Orders accompanied by Federal Funds and received after 12 noon on a Fund Business Day will not result in share issuance until the following Fund Business Day. Fund shares begin accruing income on the day on which shares are issued to an investor. The Fund reserves the right to reject any purchase order for its shares. Certificates for Fund shares will not be issued to an investor.

How to Purchase and Redeem Shares

Investors may invest in Victory shares through Key Trust, its affiliates McDonald Investments Inc., or through dealers with whom Key Trust or its affiliates have entered into agreements for this purpose as described herein and those who have accounts with Participating Organizations may invest in Victory shares through their Participating Organizations. (See "Investment Through Participating Organizations.") The minimum initial investment in Victory shares is $500. The minimum amount for subsequent investments is $25 unless the investor is a client of a Participating Organization whose clients have made aggregate subsequent investments of $100.

The Fund sells and redeems its shares on a continuing basis at net asset value and does not impose a sales charge for either sales or redemptions. All transactions in Fund shares are effected through the Fund's transfer agent which accepts orders for purchases and redemptions from Participating Organizations, Key Trust and its affiliates, and from dealers with whom Key Trust, or its affiliates have entered into agreements for this purpose.

There is no redemption charge, no minimum period of investment, no minimum amount for redemption and no restriction on frequency of withdrawals. Proceeds of redemptions are paid by check unless specified otherwise. If a shareholder elects to redeem all the shares of the Fund he owns, all dividends accrued to the date of such redemption will be paid to the shareholder along with the proceeds of the redemption, only if the account was coded "reinvest"; otherwise dividends are paid out the next time the normal distribution date occurs.

The right of redemption may not be suspended or the date of payment upon redemption postponed for more than seven days, after shares are tendered for redemption, except for any period during which the New York Stock Exchange, Inc. is closed (other than customary weekend and holiday closings) or during which the SEC determines that trading thereon is restricted, or for any period during which an emergency (as determined by the SEC) exists as a result of which disposal by the Fund of its securities is not reasonably practicable or as a result of which it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or for such other period as the SEC may by order permit for the protection of the shareholders of the Fund.

Redemption requests received by the Fund's transfer agent before 12 noon, Eastern time, on any day on which the New York Stock Exchange, Inc. is open for trading become effective at the net asset value per share determined at 12 noon that day. Shares redeemed are not entitled to participate in dividends declared on the day a redemption becomes effective. Redemption requests received after 12 noon will result in a share redemption on the following Fund Business Day.

The Fund has reserved the right to redeem the shares of any shareholder if the net asset value of all the remaining shares in the shareholder's or his Participating Organization's account after a withdrawal is less than $500 (see "Investment Through Participating Organizations" for a description of Participating Organizations and Participant Investors). Written notice of a proposed mandatory redemption will be given at least 60 days in advance to any shareholder whose account is to be redeemed. For Participant Investor accounts, notice of a proposed mandatory redemption will be given only to the appropriate Participating Organization, and the Participating Organization will be responsible for notifying the Participant Investor of the proposed mandatory redemption. During the notice period a shareholder or Participating Organization who receives such a notice may avoid mandatory redemption by purchasing sufficient additional shares to increase the total net asset value to the minimum amount and thereby avoid such mandatory redemption.

The redemption of shares may result in the investor's receipt of more or less than he paid for his shares and, thus, is a taxable gain or loss to the investor.

Investment Through Participating Organizations

Investors may, if they wish, invest in the Fund through the Participating Organizations with which they have accounts. "Participating Organizations" are securities brokers, banks and financial institutions or other industry professionals or organizations which have entered into shareholder servicing agreements with the Distributor with respect to investment of their customer accounts in the Fund. When instructed by its customer to purchase or redeem Fund shares, the Participating Organization, on behalf of the customer, transmits to the Fund's transfer agent a purchase or redemption order, and in the case of a purchase order, payment for the shares being purchased.

Participating Organizations may provide their customers who are shareholders in the Fund ("Participant Investors") a confirmation of each purchase and redemption of Victory shares for the customers' accounts. Also, Participating Organizations may send periodic account statements to the Participant Investors showing (i) the total number of Victory shares owned by each customer as of the statement closing date, (ii) purchases and redemptions of Victory shares by each customer during the period covered by the statement, and (iii) the income earned by Victory shares of each customer during the statement period (including dividends paid in cash or reinvested in additional Victory shares). Participant Investors whose Participating Organizations have not undertaken to provide such statements will receive them from the Fund directly.

Participating Organizations may charge Participant Investors a fee in connection with their use of specialized purchase and redemption procedures offered to Participant Investors by the Participating Organizations. In addition, Participating Organizations offering purchase and redemption procedures similar to those offered to shareholders who invest in the Fund directly may impose charges, limitations, minimums and restrictions in addition to or different from those applicable to shareholders who invest in the Fund directly. Accordingly, the net yield to investors who invest through Participating Organizations may be less than by investing in the Fund directly. A Participant Investor should read this Prospectus in conjunction with the materials provided by the Participating Organization describing the procedures under which Victory shares may be purchased and redeemed through the Participating Organization.

In the case of qualified Participating Organizations, orders received by the Fund's transfer agent before 12 noon, Eastern time, on a Fund Business Day, with accompanying Federal Funds will result in the issuance of shares on that day. Orders received by the Fund's transfer agent after 12:00 noon will result in share issuance the following Fund Business Day. Participating Organizations are responsible for instituting procedures to insure that purchase orders by their respective clients are processed expeditiously.

Initial Purchases of Victory Shares

Mail

A completed and signed application is required to invest in Victory Shares. Additional paperwork may be required from corporations, associations and certain fiduciaries. Contact the Fund's Servicing Agent, Boston Financial Data Services, toll free at 1-800-539-3863 for instructions and to obtain an account application and other materials.

Investors may send a check made payable to "The Victory Funds" along with a completed application to:

The Victory Funds
c/o Boston Financial Data Services
P.O. Box 8527
Boston, MA 02266-8527

Checks are accepted subject to collection at full value in United States currency. Third party checks will not be accepted. Payment by a check drawn on any member of the Federal Reserve System can normally be converted into Federal Funds within two business days after receipt of the check. Checks drawn on a non-member bank may take substantially longer to convert into Federal Funds. An investor's purchase will not be accepted until the Fund receives Federal Funds.

Bank Wire

To purchase shares of Victory Shares using the wire system for transmittal of money among banks, investors should first obtain a new account number (initial purchase only) and a wire confirmation number by calling the Fund's Servicing Agent at 1-800-539-3863 and then instructing a member commercial bank to wire their money immediately to:

State Street Bank & Trust Co.
ABA # 011000028
for credit to DDA# 9905-201-1
for further credit to:
Victory Account #
wire confirmation #

The investor should then promptly complete and mail the account application.

Investors planning to wire funds should instruct their bank so the wire transfer can be accomplished before 12 noon, Eastern time, on that same day. There may be a charge by the investor's bank for transmitting the money by bank wire, and there also may be a charge for use of Federal Funds. The Fund does not charge investors in the Fund for its receipt of wire transfers. Payment in the form of a "bank wire" received prior to 12 noon, Eastern time, on a Fund Business Day will be treated as a Federal Funds payment received on that day. YOU MUST CALL THE TRANSFER AGENT BEFORE WIRING FUNDS AT 1-800-539-3863 TO OBTAIN A WIRE CONFIRMATION NUMBER.

Subsequent Purchases of Shares

Subsequent purchases can be made by bank wire, as indicated above, or by mailing a check to: or you may overnight the check to:

The Victory Funds                          The Victory Funds
c/o Boston Financial Data Services         c/o Boston Financial Data Services
P.O. Box 8527                              66 Brooks Drive
Boston, MA 02266-8527                      Braintree, MA 02184

There is a $25 minimum for subsequent purchases of shares. All payments should clearly indicate the shareholder's account number and name. Provided that the information on the account application on file with the Fund is still applicable, a shareholder may reopen an account without filing a new account application at any time during the year the shareholder's account is closed.

Redemption of Shares

A redemption is effected immediately following, and at a price determined in accordance with, the next determination of net asset value per share following receipt by the Fund's transfer agent of the redemption order. Normally, payment for redeemed shares is made on the same Fund Business Day after the redemption is effected, provided the redemption request is received prior to 12 noon, Eastern time. However, redemption payments will not be made unless the check (including a certified or cashier's check) used to purchase the shares has been cleared for payment by the investor's bank and converted into Federal Funds. A bank check is currently considered by the Fund to have cleared within 15 days after it is deposited by the Fund.

A shareholder's original account application permits the shareholder to redeem by written request and to elect one or more of the additional redemption procedures described below. A shareholder may only change the instructions indicated on his original account application by transmitting a written direction to the Fund's transfer agent. Requests to institute or change any of the additional redemption procedures will require a signature guarantee.

When a signature guarantee is called for, the shareholder should have "Signature Guarantee" stamped under his signature and signed and guaranteed by an eligible guarantor institution which includes a domestic bank, a domestic savings and loan institution, a domestic credit union, a member bank of the Federal Reserve system or a member firm of a national securities exchange, pursuant to the Fund's transfer agent's standards and procedures.

Written Requests

Shareholders may make a redemption                     or you may overnight the request to:
in any amount by sending a written request
to the Fund addressed to:

The Victory Funds                                      The Victory Funds
c/o Boston Financial Data Services                     c/o Boston Financial Data Services
P.O. Box 8527                                          66 Brooks Drive
Boston, MA 02266-8527                                  Braintree, MA 02184


All written requests for redemption must be signed by the shareholder(s). A signature guaranteed is required if you wish to redeem more than $25,000 worth of shares; if your account registration has changed within the last 60 days; if the check is not being mailed to the address on your account; if the check is not being made out to the account owner(s); or if the redemption proceeds are being transferred to another account of The Victory Funds with a different registration. A signature guarantee may not be provided by a Notary Public. Banks, brokers, dealers, credit unions (if authorized under state law), securities exchanges and associations, clearing agencies and savings associations should be able to provide a signature guarantee. Normally the redemption proceeds are paid by check mailed to the shareholder of record.

Checks

By making the appropriate election on their subscription order form, shareholders may request a supply of checks that may be used to effect redemptions from the Victory Class of shares. The checks, which will be issued in the shareholder's name, are drawn on a special account maintained by the Fund with the Fund's agent bank. Checks may be drawn in any amount of $100 or more. When a check is presented to the Fund's agent bank, it instructs the Fund's transfer agent to redeem a sufficient number of full and fractional shares in the shareholder's account to cover the amount of the check. The use of a check to make a withdrawal enables a shareholder in the Fund to receive dividends on the shares to be redeemed up to the Fund Business Day on which the check clears. Checks provided by the Fund may not be certified. Fund shares purchased by check may not be redeemed by check until the check has cleared, which can take up to 15 days following the date of purchase.

There is no charge to the shareholder for checks provided by the Fund. The Fund reserves the right to impose a charge or impose a different minimum check amount in the future, if the Board of Directors determines that doing so is in the best interests of the Fund and its shareholders.

Shareholders electing the checking option are subject to the procedures, rules and regulations of the Fund's agent bank governing checking accounts. Checks drawn on a jointly owned account may, at the shareholder's election, require only one signature. Checks in amounts exceeding the value of the shareholder's account at the time the check is presented for payment will not be honored. Since the dollar value of the account changes daily, the total value of the account may not be determined in advance and the account may not be entirely redeemed by check. In addition, the Fund reserves the right to charge the shareholder's account a fee for checks not honored as a result of an insufficient account value, a check deemed not negotiable because it has been held longer than six months, an unsigned check, a post-dated check and a check written for an amount below the Fund minimum of $100. The Fund reserves the right to terminate or modify the check redemption procedure at any time or to impose additional fees following notification to the Fund's shareholders.

Corporations and other entities electing the checking option are required to furnish a certified resolution or other evidence of authorization in accordance with the Fund's normal practices. Individuals and joint tenants are not required to furnish any supporting documentation. Appropriate authorization forms will be sent by the Fund or its agents to corporations and other shareholders who select this option. As soon as the authorization forms are filed in good order with the Fund's agent bank, it will provide the shareholder with a supply of checks.

Telephone

The Fund accepts telephone requests for redemption from shareholders who elect this option. The proceeds of a telephone redemption may be sent to the shareholders at their addresses or to their bank accounts, both as set forth in the Fund account or in a subsequent written authorization. The Fund may accept telephone redemption requests from any person with respect to accounts of shareholders who elect this service and thus such shareholders risk possible loss of principal and interest in the event of a telephone redemption not authorized by them. The Fund and its agents will employ reasonable procedures to confirm that telephone redemption instructions are genuine, and may require that shareholders electing such option provide a form of personal identification. The failure by the Fund to employ such procedures may cause the Fund to be liable for any losses incurred by investors due to telephone redemptions based upon unauthorized or fraudulent instructions.

A shareholder making a telephone withdrawal should call the Fund's Servicing Agent at 1-800-539-3863 and state (i) the name of the shareholder appearing on the Fund's records, (ii) the shareholder's account number with the Fund, (iii) the amount to be withdrawn, (iv) whether such amount is to be forwarded to the shareholder's designated bank account or address, and (v) the name of the person requesting the redemption. Usually the proceeds are sent to the designated bank account or address on the same Fund Business Day the redemption is effected, provided the redemption request is received before 12 noon, Eastern time and on the next Fund Business Day if the redemption request is received after 12 noon, Eastern time. The Fund reserves the right to terminate or modify the telephone redemption service in whole or in part at any time and will notify shareholders accordingly.

Dividends and Distributions

The Fund declares dividends equal to all its net investment income (excluding capital gains and losses, if any, and amortization of market discount) on each Fund Business Day and pays dividends monthly. There is no fixed dividend rate. In computing these dividends, interest earned and expenses are accrued daily.

Net realized capital gains, if any, are distributed at least annually and in no event later than 60 days after the end of the Fund's fiscal year.

All dividends and distributions of capital gains are automatically invested, at no charge, in additional Fund shares of the same Class of shares immediately upon payment thereof unless a shareholder has elected by written notice to the Fund to receive either of such distributions in cash.

Because Victory shares bear a service fee under the Fund's 12b-1 Plan, the net income of and the dividends payable to the Victory shares will be lower than the net income of and dividends payable to the Class B shares of the Fund. Dividends paid to each Class of shares of the Fund will, however, be declared and paid on the same days at the same times and, except as noted with respect to the service fees payable under the Plan, will be determined in the same manner and paid in the same amounts.

Exchange Privilege

Shareholders of Victory shares are entitled to exchange some or all of their shares in the Fund for shares of The Victory Funds. Currently the exchange privilege program has been established between the Fund and The Victory Funds.

There is presently no administrative charge for the exchange privilege or limitation as to frequency of exchange, but the right to impose such a charge is reserved. Shares are exchanged at their respective net asset values, and any applicable sales charge.

The exchange privilege provides shareholders of the Fund with a convenient method to shift their investment among different Funds when they feel such a shift is desirable. The exchange privilege is available to shareholders resident in any state in which shares of the investment company being acquired may legally be sold. Shares may be exchanged only between Fund accounts registered in identical names. Before making an exchange, the investor should review the current prospectus of the Fund into which the exchange is to be made. When an exchange of all the Victory Fund shareholder's shares is made, all declared but unpaid distributions shall also be invested in the fund exchanged into, unless the shareholder otherwise specifies at the time the exchange is requested or unless cash payment has been elected under the dividend payment options.

Investors should note that exchange transactions actually involve the redemption of Victory shares in one fund and an investment of the redemption proceeds into the other fund.

An exchange pursuant to the exchange privilege is treated for Federal income tax purposes as a sale on which a shareholder may realize a taxable gain or loss.

Instructions for exchanges may be made by sending a signature guaranteed written request to:

The Victory Funds
c/o Boston Financial Data Services
P.O. Box 8527
Boston, MA 02266-8527

or, for shareholders who have elected that option, by telephone at 1-800-539-3863. The Fund reserves the right to reject any exchange request and may modify or terminate the exchange privilege upon 60 days notice.

Tax Consequences

The purchase of Fund shares will be the purchase of an asset. Dividends paid by the Fund that are designated by the Fund and derived from Municipal Obligations and Participation Certificates, will be exempt from regular Federal income tax, provided the Fund complies with Section 852(b)(5) of the Internal Revenue Code, but may be subject to Federal alternative minimum tax. These dividends are referred to as exempt interest dividends.

The Fund may invest a portion of its assets in securities that generate income that is not exempt from Federal or state income tax. Income exempt from Federal income tax may be subject to state and local income tax. The Fund may invest a portion of its assets in taxable securities the interest income on which is subject to Federal, state and local income tax.

For Social Security recipients, interest on tax-exempt bonds, including exempt interest dividends paid by the Fund, is to be added to adjusted gross income to determine the amount of Social Security benefits includible in gross income.

Interest on certain personal private activity bonds will constitute an item of tax preference subject to the individual alternative minimum tax. Corporations will be required to include in alternative minimum taxable income 75% of the amount by which their adjusted current earnings (including tax-exempt interest) exceeds their alternative minimum taxable income (determined without this tax item). In certain cases Subchapter S corporations with accumulated earnings and profits from Subchapter C years will be subject to a tax on "passive investment income", including tax-exempt interest.

Dividends paid from taxable income, if any, and distributions of any realized short-term capital gains (from tax-exempt or taxable obligations) are taxable to shareholders as ordinary income, whether received in cash or reinvested in additional shares of the Fund.

The Fund does not expect to realize long-term capital gains, and thus does not contemplate distributing "capital gain dividends" or having undistributed capital gain income within the meaning of the Code. The Fund will inform shareholders of the amount and nature of its income and gains in a written notice mailed to shareholders not later than 60 days after the close of the Fund's taxable year.

The sale, exchange or redemption of shares will generally be the taxable disposition of an asset that may result in a taxable gain or loss for the shareholder if the shareholder receives more or less than it paid for its shares. An exchange pursuant to the exchange privilege is treated as a sale on which the shareholder may realize a taxable gain or loss.

With respect to variable rate demand instruments, including Participation Certificates therein, the Fund is relying on the opinion of Battle Fowler LLP, counsel to the Fund, that it will be treated for Federal income tax purposes as the owner of an interest in the underlying Municipal Obligations and that the interest thereon will be exempt from regular Federal income taxes to the Fund to the same extent as the interest on the underlying Municipal Obligations. Battle Fowler LLP has pointed out that the Internal Revenue Service has announced it will not ordinarily issue advance rulings on the question of the ownership of securities or participation interests therein subject to a put and could reach a conclusion different from that reached by counsel.

The United States Supreme Court has held that there is no constitutional prohibition against the Federal government's taxing the interest earned on state or other municipal bonds. The decision does not, however, affect the current exemption from taxation of the interest earned on the Municipal Obligations.

New York Income Taxes

Exempt-interest dividends correctly identified by the Fund as derived from obligations issued by or on behalf of the State of New York or any New York local governments, or their instrumentalities, authorities or districts ("New York Municipal Obligations") will be exempt from the New York State and New York City individual income tax. This exclusion does not extend to New York corporate income tax. Exempt-interest dividends correctly identified by the Fund as derived from obligations of Puerto Rico and Virgin Islands, as well as other types of obligations that New York is prohibited from taxing under the Constitution, the laws of the United States of America or the laws of New York ("Territorial Municipal Obligations") also should be exempt from the New York individual income tax provided the Fund complies with New York law. Exempt interest dividends from Municipal Obligations other than New York Municipal Obligations or Territorial Obligations may be subject to New York income tax, and exempt interest dividends from Municipal Obligations other than from Territorial Municipal Obligations may be subject to state and local income tax in other states.

Distribution of net investment company taxable income (including short term capital gains) and long term capital gains will generally be subject to New York income taxes for shareholders who are subject to New York tax.

--------------------------------------------------------------------------------
                        V. DISTRIBUTION ARRANGEMENTS
--------------------------------------------------------------------------------

Rule 12b-1 Fees

Investors do not pay a sales charge to purchase shares of the Fund. However, the Fund pays fees in connection with the distribution of shares and for services provided to Victory shareholders. The Fund pays these fees from its assets on an ongoing basis and therefore, over time, the payment of these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

The Fund's Board of Directors has adopted a Rule 12b-1 distribution and service plan (the "Plan") and, pursuant to the Plan, the Fund and Reich & Tang Distributors, Inc. (the "Distributor") have entered into a Distribution Agreement and a Shareholder Servicing Agreement (with respect to the Victory shares of the Fund only).

Under the Distribution Agreement, the Distributor serves as distributor of the Fund's shares. For nominal consideration (i.e., $1.00) and as agent for the Fund, the Distributor solicits orders for the purchase of the Fund's shares, provided that any orders will not be binding on the Fund until accepted by the Fund as principal.

Under the Shareholder Servicing Agreement, the Distributor receives, with respect only to the Victory shares, a service fee equal to .20% per annum of the Victory shares' average daily net assets (the "Shareholder Servicing Fee") for providing personal shareholder services and for the maintenance of shareholder accounts. The fee is accrued daily and paid monthly. Any portion of the fee may be deemed to be used by the Distributor for payments to Participating Organizations with respect to their provision of such services to their clients or customers who are shareholders of the Victory shares of the Fund. The Class B shareholders will not receive the benefit of such services from Participating Organizations and, therefore, will not be assessed a Shareholder Servicing Fee.

The Plan and the Shareholder Servicing Agreement provide that, in addition to the Shareholder Servicing Fee, the Fund will pay for (i) telecommunications expenses including the cost of dedicated lines and CRT terminals, incurred by the Distributor and Participating Organizations in carrying out their obligations under the Shareholder Servicing Agreement with respect to Victory shares and (ii) preparing, printing and delivering the Fund's Prospectus to existing shareholders of the Fund and preparing and printing subscription application forms for shareholder accounts.

The Plan and the Shareholder Servicing Agreement provide that the Manager may make payments from time to time from its own resources, which may include the management fee and past profits for the following purposes: (i) to defray costs, and to compensate others, including Participating Organizations with whom the Distributor has entered into written agreements, for performing shareholder servicing on behalf of the Victory shares of the Fund, (ii) to compensate certain Participating Organizations for providing assistance in distributing the Victory shares of the Fund, and (iii) to pay the costs of printing and distributing the Fund's Prospectus to prospective investors, and to defray the cost of the preparation and printing of brochures and other promotional materials, mailings to prospective shareholders, advertising, and other promotional activities, including the salaries and/or commissions of sales personnel in connection with the distribution of the Fund's Victory shares. The Distributor may also make payments from time to time from its own resources, which may include the Shareholding Servicing Fee (with respect to Victory shares) and past profits, for the purposes enumerated in (i) above. The Distributor will determine the amount of such payments made pursuant to the Plan, provided that such payments will not increase the amount which the Fund is required to pay to the Manager and Distributor for any fiscal year under either the Investment Management Contract in effect for that year or under the Shareholder Servicing Agreement in effect for that year.

--------------------------------------------------------------------------------
                          VI. FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

This financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The highlights reflect an investment in the Class A shares since there were no Victory Shares issued during the periods covered by the table. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by McGladrey and Pullen, LLP, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.





                                                          Year Ended April 30,
                                                  -----------------------------------------------------------------
CLASS A                                            1999            1998           1997           1996            1995
-------                                            ----            ----           ----           ----            ----
Per Share Operating Performance:
(for a share outstanding throughout the period)
Net asset value, beginning of period........     $  1.00        $   1.00        $  1.00        $  1.00        $   1.00
                                                 ---------      ---------       --------       ---------      ---------
Income from investment operations:
   Net Investment income....................        0.025           0.029          0.028          0.030           0.027
Less distributions:
   Dividends from net investment income.....     (  0.025%)     (   0.029)        (0.028)     (   0.030)       (  0.027)
                                                  --------       ------------    ---------    -----------     --------
Net asset value, end of period..............     $  1.00        $   1.00        $  1.00        $  1.00        $   1.00
                                                 =========      =========       ========       =========      =========
Total Return................................        2.48%           2.90%          2.80%          3.08%           2.74%
Ratios/Supplemental Data:
Net assets, end of period (000).............     $ 473,965      $ 370,044       $323,746       $ 283,368      $ 254,422
Ratios to average net assets:
   Expenses.................................        0.85%           0.85%          0.82%          0.84%           0.87%
   Net Investment income....................        2.43%           2.85%          2.76%          3.02%           2.71%


+  Includes expenses paid indirectly.

The Victory Funds
127 Public Square
OH-01-27-1612
Cleveland,  Ohio 44114



A Statement of Additional Information (SAI) dated September 1, 1999, and the Fund's Annual and Semi-Annual Reports include additional information about the Fund and its investments and are incorporated by reference into this Prospectus. You may obtain the SAI, the Annual and Semi-Annual Reports and material incorporated by reference without charge by calling the Fund at 1-800-221-3079 or 1-800-539-3863. To request other information, please call your financial intermediary or the Fund.

A current SAI has been filed with the Securities and Exchange Commission. You may visit the Securities and Exchange Commission's Internet website (www.sec.gov) to view the SAI, material incorporated by reference and other information. These materials can also be reviewed and copied at the Commission's Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. In addition, copies of these materials may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-6009.



                               [GRAPHIC OMITTED]
                                 VICTORY FUNDS


                  Investment company Act File Number. 811-3955

                                                              VF-NYDTF-PRO(9/99)